UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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LYDALL, INC.

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SUPPLEMENT TO THE PROXY STATEMENT FOR
THE SPECIAL MEETING OF STOCKHOLDERS OF LYDALL, INC.
TO BE HELD ON SEPTEMBER 14, 2021

As previously disclosed and reported in the Current Report on Form 8-K filed on June 22, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), Lydall, Inc., a Delaware corporation (the “Company” or “Lydall”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 21, 2021 by and among the Company, Unifrax Holding Co., a Delaware corporation (“Parent”), Outback Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and solely with respect to certain payment obligations of Parent thereunder, Unifrax I LLC, a Delaware limited liability company (“Unifrax”), pursuant to which (and subject to the satisfaction or waiver of the conditions specified therein) Merger Sub will merge (the “Merger”) with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”). In connection with the Merger, the Company’s common stock will be delisted from the New York Stock Exchange (the “NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On August 10, 2021, the Company filed with the SEC a definitive proxy statement in connection with the Merger (the “Definitive Proxy Statement”).

Eight complaints have been filed in connection with the Definitive Proxy Statement (collectively, the “Complaints”) by purported stockholders of the Company. These lawsuits include: Kent v. Lydall, Inc., et al., Case No. 1:21-cv-01243-UNA, filed on August 30, 2021, in the United States District Court for the District of Delaware, Ciccotelli v. Lydall, Inc., et al., Case No. 2:21-cv-03784, filed on August 25, 2021 in the United States District Court for the Eastern District of Pennsylvania, Cohen v. Lydall, Inc., et al., Case No. 1:21-cv-01204-UNA, filed on August 24, 2021 in the United States District Court for the District of Delaware, Jones v. Lydall, Inc., et al., Case No. 2:21-cv-11969-VAR-CI, filed on August 24, 2021 in the United States District Court for the Eastern District of Michigan, Rittenhouse v. Lydall, Inc., et al., Case No. 1:21-cv-07064, filed on August 20, 2021 in the United States District Court for the Southern District of New York, Barry v. Lydall, Inc., et al., Case No. 1:21-cv-04298, filed on July 30, 2021 in the United States District Court for the Eastern District of New York, Whitfield v. Lydall, Inc., et al., Case No. 1:21-cv-06289, filed on July 23, 2021 in the United States District Court for the Southern District of New York, and Stein v. Lydall, Inc., et al., Case No. 1:21-cv-06248, filed on July 22, 2021 in the United States District Court for the Southern District of New York.

The Complaints assert claims under Section 14(a) and Section 20(a) of the Exchange Act challenging the adequacy of the disclosures relating to the proposed acquisition of the Company by affiliates of Unifrax. The Complaints seek, among other things, to enjoin the Company from consummating the Merger or, in the alternative, rescission of the Merger or damages and attorneys’ fees. Additional lawsuits arising out of the Merger may also be filed in the future.

The Company believes that the claims asserted in the Complaints are without merit and that no supplemental disclosure is required under applicable law. However, in order to minimize the exposure and distraction of responding to such actions, and without admitting any liability or wrongdoing, the Company has determined voluntarily to supplement the Definitive Proxy Statement as described in this supplemental disclosure. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders, which will be held virtually via the Internet at 9:00 AM Eastern Time on September 14, 2021.

Supplemental Disclosures

The additional disclosures herein supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The section entitled “The Merger – Background of the Merger” of the Definitive Proxy Statement is hereby amended and supplemented as follows:

The following paragraph is added following the fourth paragraph on page 38 of the Definitive Proxy Statement:

“At no point were individual post-transaction employment, directorships or benefits for the Company’s directors, officers or employees discussed between Parent and the Company’s directors, officers or employees.”

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1) – Opinion of Lydall’s Financial Advisor” is amended and supplemented as follows:

The first paragraph on page 44, under the sub-heading “Selected Public Companies Analysis” of the proxy statement, is hereby revised as follows and the list of selected companies immediately following such paragraph is hereby deleted:

“BofA Securities reviewed publicly available financial and stock market information of Lydall and ~~the following~~ three selected publicly traded companies, as noted below, in the filtration and specialty materials industry that BofA Securities considered generally relevant for purposes of analysis (collectively, the “selected companies”).”

The first sentence of the first paragraph on page 45, under the sub-heading “Selected Public Companies Analysis” of the proxy statement, is hereby revised as follows:

“The overall low to high calendar year 2021 estimated EBITDA multiples observed for the selected companies were 7.7x to 8.0x (with a mean of 7.8x and a median of 7.7x), as indicated below (individual multiples are referenced below for informational purposes):

Selected Companies	CY2021E EBITDA Multiple
Glatfelter Corporation	8.0x
Neenah, Inc.	7.7x
Schweitzer-Mauduit International, Inc.	7.7x

The third paragraph on page 45, under the sub-heading “Selected Public Companies Analysis” of the proxy statement, is hereby supplemented by adding the following as the last sentence of such paragraph:

“In addition, individual multiples observed for each of the selected companies were not, in isolation, independently determinative of the results of BofA Securities’ selected public companies analysis.”

The first paragraph on page 45, under the sub-heading “Selected Precedent Transactions Analysis” of the proxy statement, is hereby revised as follows and the table immediately following such paragraph is hereby deleted:

“BofA Securities reviewed publicly available financial information relating to ~~the following~~ 39 selected transactions, as noted below, consisting of 24 transactions involving target companies or businesses in the filtration and specialty materials industry (collectively, the “selected filtration and specialty materials transactions”) and 15 transactions involving target companies or businesses in the automotive parts industry (collectively, the “selected automotive parts transactions”), that BofA Securities considered generally relevant for purposes of analysis (collectively, the “selected transactions”).~~:~~”

The first sentence of the last paragraph on page 46, under the sub-heading “Selected Precedent Transactions Analysis” of the proxy statement, is hereby revised as follows:

“The overall low to high LTM EBITDA multiples observed for the selected filtration and specialty materials transactions were 8.3x to 20.4x (with a mean of 10.6x and a median of 11.5x) and for the selected automotive parts transactions were 5.5x to 10.3x (with a mean of 8.2x and a median of 8.0x)~~.~~, as indicated below (information not publicly available is designated below as “NA;” individual multiples are referenced below for informational purposes):

Selected Filtration and Specialty Materials Transactions

Announcement Date	Acquiror	Target	LTM EBITDA Multiple

• March 2021	• Neenah, Inc.	• Global Release Liners, S.L.	• 13.7x
• January 2021	• Schweitzer-Mauduit International, Inc.	• Scapa Group, Plc	• 11.8x
• January 2021	• Glatfelter Corporation	• Georgia-Pacific LLC (Nonwovens business)	• 8.8x
• September 2020	• Funds affiliated with Bain Capital Investors, LLC	• Ahlstrom-Munksjö Oyj	• 10.5x
• May 2019	• Affiliates of KPS Capital Partners, LP	• Colfax Corporation (Howden air and gas handling business)	• 9.0x
• August 2018	• Lydall	• Vulcan Global, LLC (Interface Performance Materials business)	• 8.8x
• February 2018	• Regal Beloit Corporation	• Nicotra Gebhardt S.P.A.	• NA
• December 2016	• Lydall	• MGF Gutsche GmbH	• 11.5x
• July 2016	• Lydall	• ADS, Inc. (Texel division)	• 8.6x
• February 2016	• Daikin Industries Ltd./ American Air Filter Company	• Flanders Holdings LLC	• NA
• August 2015	• Polypipe Group plc	• Nu-Oval Acquisitions 1 Limited (Nuaire)	• 11.4x
• March 2015	• Wolong Electric Group Co. Ltd.	• Nanyang Explosion Protection Group Co. Ltd. (60% interest)	• NA
• February 2015	• 3M Company	• Polypore International Inc. (Separations media business)	• 12.0x
• April 2013	• CECO Environmental Corp.	• Met-Pro Corporation	• 12.3x
• March 2012	• An affiliate of Insight Equity Holdings LLC	• Flanders Corporation	• 11.6x
• April 2011	• Pentair, Inc.	• Norit Holding, BV (Clean Process Technologies division)	• 14.4x
• February 2010	• Merck KGaA	• Millipore Corporation	• 18.2x
• February 2008	• GE Healthcare Life Sciences Ltd.	• Whatman Plc	• 12.8x
• October 2007	• Clarcor Inc.	• Perry Equipment Corporation	• 13.8x
• August 2005	• Parker Hannifin Corporation	• Domnick Hunter Group Plc	• 8.3x
• May 2005	• 3M Company	• CUNO, Inc.	• 20.4x
• March 2005	• Entegris, Inc.	• Mykrolis Corporation	• 9.9x
• May 2004	• Siemens AG	• United States Filter Corporation	• 16.1x
• February 2002	• Pall Corporation	• Vivendi Environnement, S.A. (Filtration and Separations Group of its subsidiary, United States Filter Corporation)	• 9.7x

Selected Automotive Parts Transactions

Announcement Date	Acquiror	Target	LTM EBITDA Multiple

• November 2018	• Continental AG	• Cooper-Standard Holdings Inc. (Anti-Vibration Systems business)	• 9.0x
• September 2018	• Hanon Systems	• Magna International Inc. (Fluid Pressure & Controls business)	• 7.0x
• July 2018	• Dana Incorporated	• OC Oerlikon Corporation AG (Drive Systems segment)	• 7.7x
• August 2017	• Adient PLC	• Futuris Global Holding, LLC	• 7.0x
• June 2017	• Pierer Industrie AG	• SHW AG	• 5.5x
• January 2017	• Motherson Sumi Systems Limited	• PKC Group OYJ	• 9.5x
• September 2016	• Liaoning Dare Industrial Company LTD.	• Carcoustics International GmbH	• 8.3x
• September 2016	• Tejin Limited	• Continental Structural Plastics Holdings Corporation	• 10.3x
• June 2016	• Valeo SA	• FTE Automotive GmbH	• 8.0x
• October 2015	• Linamar Corporation	• Montupet S.A.	• 8.8x
• August 2015	• ITT Corporation	• Wolverine Advanced Materials LLC	• 7.9x
• July 2015	• BorgWarner Inc.	• Remy International, Inc.	• 10.2x
• February 2015	• Mahle GmbH	• Delphi Automotive plc (Thermal Management business)	• 6.8x
• May 2014	• AVIC Electromechanical Systems Co., Ltd.	• Hilite International, Inc.	• 7.9x
• April 2014	• Clarcor Inc.	• Stanadyne Corporation (Filtration business)	• 8.6x

The second paragraph on page 47, under the sub-heading “Selected Precedent Transactions Analysis” of the proxy statement, is hereby supplemented by adding the following as the last sentence of such paragraph:

“In addition, individual multiples observed for each of the selected transactions were not, in isolation, independently determinative of the results of BofA Securities’ selected precedent transactions analysis.”

The third sentence under the sub-heading “Discounted Cash Flow Analysis,” on page 47 of the proxy statement, is hereby revised as follows:

“The cash flows and terminal values were then discounted to present value (as of March 31, 2021) using a selected range of discount rates of 9.0% to 12.0% derived from a weighted average cost of capital calculation.”

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1) – Projected Financial Information” is amended and supplemented as follows:

The footnote to the table entitled “Aspirational Case” on page 49 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following bolded and underlined text:

“(1) Unlevered Free Cash Flow was not calculated for the Aspirational Case given Lydall management’s judgment that the Strategic Plan Case best reflected the anticipated future financial performance of Lydall.”

The section of the Definitive Proxy Statement entitled “The Merger Agreement - Regulatory Clearances and Approvals Required for the Merger” is amended and supplemented as follows:

The fourth full paragraph on page 69 of the proxy statement, is hereby supplemented by adding the following as the last sentence of such paragraph:

“As of August 19, 2021, all such regulatory approvals were received.”

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed transaction between the Company, Parent, Unifrax, and Merger Sub, the Company filed a definitive proxy statement on Schedule 14A with the SEC on August 10, 2021. This communication is not a substitute for any proxy statement or other document the Company has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement was first mailed to stockholders of the Company on or about August 10, 2021. Investors and security holders will be able to obtain other documents (if and when available) filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the Definitive Proxy Statement and other documents (if and when available) filed with the SEC by the Company can be obtained free of charge on the Investor Relations section of the Company’s website at www.lydall.com.

Participants in Solicitation

The Company and certain of its directors, executive officers and other employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021 as updated or supplemented by subsequent reports filed with the SEC.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and will be contained in other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication, and the documents incorporated by reference or otherwise referred to in this communication, contain “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Any statements contained in this communication, and the documents incorporated by reference or otherwise referred to in this communication, that are not statements of historical fact may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future operating and financial performance of the Company based on current assumptions relating to the Company’s business, the economy and future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs” and other words of similar meaning in connection with the discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Accordingly, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. All forward-looking statements are inherently subject to a number of risks and uncertainties that could cause the actual results of the Company to differ materially from those reflected in forward-looking statements made in this proxy statement, and the documents incorporated by reference or otherwise referred to in this proxy statement, as well as in press releases and other statements made from time to time by the Company’s authorized officers. Please refer to the publicly filed documents of the Company, including the most recent Forms 10-K and 10-Q for additional information about the Company and about the risks and uncertainties related to the business of the Company which may affect the statements made in this presentation.